ANNUAL REPORT

                            THE THURLOW GROWTH FUND

                                 June 30, 1998


                               TABLE OF CONTENTS

                                                                     Page
                                                                    -----
Shareholder Letter                                                     1

Statement of Assets and Liabilities                                    3

Statement of Operations                                                4

Statement of Changes in Net Assets                                     5

Financial Highlights                                                   6

Schedule of Investments                                                7

Notes to the Financial Statements                                      9

Report of Independent Accountants                                     11

THE THURLOW GORWTH FUND
LETTER TO SHAREHOLDERS
August 1998

Dear Fellow Shareholder,

More excitement for the Thurlow Growth Fund!  The Thurlow Growth
Fund is an aggressive growth mutual fund that seeks to beat its peers in strong markets, and to be defensive and limit our losses in weak markets.

This was proven again in the spring and summer of 1998. Year-to-date through April 1998, Thurlow Growth Fund was ahead of the Standard and Poor's 500 Index, although we generally invest in the stocks that are more likely to make up the Russell 2000 Index (which consists of smaller stocks). In May and June 1998, the market experienced a volume-based correction, which hit smaller stocks worse than the rest of the market. As the market rebounded, shares in the Thurlow Growth Fund increased 16% in one four-week period.

Toward the end of July 1998, we at the Thurlow Growth Fund saw the ominous signs in the market, so we switched to 55% cash, which is astronomical for a mutual fund, and we were able to miss the brunt of the correction that began in August.
Subsequent bounces in the market gave us opportunities to lighten up in stocks even more, so that by the middle of August, Thurlow Growth Fund was over 90% cash, cash equivalents, or U.S. Treasury bonds. This way, Thurlow Growth Fund is able to survive the later carnage in the market almost totally unscathed.

Our competitors were not so lucky, and they continue to be beaten down almost on a daily basis. As I wrote above, this shows that Thurlow Growth Fund is a smaller, aggressive growth mutual fund with a keen eye on preservation of capital. Many of our shareholders have their entire retirement invested in Thurlow Growth Fund, and preservation of capital is very important to them.

The reason why these shareholders have placed their investment in the Thurlow Growth Fund is similar to the reason I myself have invested much of my money in the Thurlow Growth Fund: when the market rallies, Thurlow Growth Fund will participate, investing in the fastest-growing companies. However, when the market corrects or even crashes, Thurlow Growth Fund will sidestep or even totally remove itself from the blood-letting on Wall Street. Over a ten- or twenty-year period, that adds up to quite a good mutual fund!

Thank you for your business and we wish you success for the remainder of 1998 and into 1999.

Sincerely,

/s/ Thomas F. Thurlow

Thomas F. Thurlow
Fund Manager, Thurlow Growth Fund

THURLOW GROWTH FUND
                        8/8/97     9/30/97    12/31/97     3/31/98     6/30/98
Thurlow Growth Fund     10,000      11,190       8,630       9,469       9,090
Russell 2000 Index      10,000      10,977      10,609      11,677      11,132
S&P 500                 10,000      10,176      10,468      11,928      12,322

This chart assumes an initial gross investment of $10,000 made on 8/8/97 (commencement of operations). Returns shown include the reinvestment of all dividends. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursements and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Russell 2000 Index - A stock market index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index in comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

FOR THE PERIOD ENDED JUNE 30, 1998

                              CUMULATIVE SINCE
                                COMMENCEMENT
                               OF OPERATIONS
                              ----------------
Thurlow Growth Fund              (9.10%)
S&P 500 Index                     23.22%
Russell 2000 Index                11.32%

THE THURLOW GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

ASSETS:
   Investments, at value (cost $396,170)                        $440,212
   Receivable from securities sold                                14,613
   Interest receivable                                               388
   Receivable from Adviser                                        23,844
   Prepaid expenses                                                2,081
   Organizational expenses, net of accumulated amortization       21,671
                                                              ----------
        Total assets                                             502,809
                                                              ----------

LIABILITIES:
   Payable for securities purchased                               23,090
   Accrued expenses and other liabilities                         46,709
                                                              ----------
        Total liabilities                                         69,799
                                                              ----------

NET ASSETS                                                      $433,010
                                                              ----------
                                                              ----------

NET ASSETS CONSIST OF:
   Capital stock                                                $453,130
   Accumulated undistributed net
     realized loss on investments                                (64,162)
   Net unrealized appreciation on investments                     44,042
                                                              ----------
        Total Net Assets                                        $433,010
                                                              ----------
                                                              ----------
   Shares outstanding
        (500 million shares authorized, $ 0.0001 par value)       47,611

   Net Asset Value, Redemption Price and
     Offering Price Per Share                                      $9.09
                                                              ----------
                                                              ----------

                     See Notes to the Financial Statements.

THE THURLOW GROWTH FUND
STATEMENT OF OPERATIONS
August 8, 1997 1<F1> through June 30, 1998

INVESTMENT INCOME:
      Dividend income                                               $300
      Interest income                                              1,768
                                                              ----------
            Total investment income                                2,068
                                                              ----------
EXPENSES:
      Investment advisory fees                                     3,611
      Administration fees                                         27,440
      Shareholder servicing and accounting costs                  44,578
      Distribution fees                                              664
      Custody fees                                                 7,073
      Federal and state registration                               2,602
      Professional fees                                           13,150
      Reports to shareholders                                      5,007
      Amortization of organizational expenses                      4,728
      Other                                                        5,200
                                                              ----------
            Total expenses before waiver and reimbursement       114,053
            Less:  Waiver of expenses and
             reimbursement from Adviser                         (108,421)
                                                              ----------
              Net Expenses                                         5,632
                                                              ----------

NET INVESTMENT LOSS                                               (3,564)
                                                              ----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
      Net realized loss on investments                           (64,162)
      Change in unrealized appreciation on investments            44,042
                                                              ----------
            Net realized and unrealized loss on investments      (20,120)
                                                              ----------
NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                 ($23,684)
                                                              ----------
                                                              ----------

1<F1> Commencement of Operations.

See Notes to the Financial Statements.

THE THURLOW GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
August 8, 1997 1<F2> through June 30, 1998

OPERATIONS:
   Net investment loss                                     ($3,564)
   Net realized loss on investments                        (64,162)
   Change in unrealized appreciation on investments         44,042
                                                        ----------
        Net decrease in net assets from operations         (23,684)
                                                        ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                               467,476
   Cost of shares redeemed                                 (10,782)
                                                        ----------
        Net increase in net assets from
          capital share transactions                       456,694
                                                        ----------

TOTAL INCREASE IN NET ASSETS                               433,010
                                                        ----------

NET ASSETS:
   Beginning of period                                           0
                                                        ----------
   End of period                                          $433,010
                                                        ----------
                                                        ----------
CHANGES IN SHARES OUTSTANDING:
   Shares sold                                              48,806
   Shares redeemed                                          (1,195)
                                                        ----------
        Net increase in shares outstanding                  47,611
                                                        ----------
                                                        ----------

1<F2> Commencement of Operations.

See Notes to the Financial Statements.

THE THURLOW GROWTH FUND
FINANCIAL HIGHLIGHTS
August 8, 1997 1<F3> through June 30, 1998

PER SHARE DATA:
  NET ASSET VALUE, BEGINNING OF PERIOD                      $10.00
                                                        ----------
  LOSS FROM INVESTMENT OPERATIONS:
       Net investment loss 3<F5>                             (0.07)
       Net realized and unrealized loss on investments       (0.84)
                                                        ----------
            Total loss from investment operations            (0.91)
                                                        ----------
  NET ASSET VALUE, END OF PERIOD                             $9.09
                                                        ----------
                                                        ----------

TOTAL RETURN 2<F4>                                          (9.10%)

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period                               $433,010
  Ratio of net expenses to average net assets 4<F6>          1.95%
  Ratio of net investment income
    to average net assets 4<F6>                             (1.23%)
  Portfolio turnover rate                                  408.62%

1<F3> Commencement of Operations.

2<F4> Not annualized.

3<F5> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent financial reporting and tax differences.

4<F6> Annualized for the period August 8, 1997 through June 30, 1998. Without expense waivers of $108,421 for the period August 8, 1997 through June 30, 1998, the ratio of expenses to average net assets would have been 39.47% and the ratio of net investment income to average net assets would have been (38.75%).

See Notes to the Financial Statements.

THE THURLOW GROWTH FUND
SCHEDULE OF INVESTMENTS - June 30, 1998

Shares                                                                Value
--------                                                            -------
        ----------------------------------------------------
        COMMON STOCKS - 91.4%
        ----------------------------------------------------

        BUILDING- CONSTRUCTION PRODUCTS- 3.1%
   500  Genlyte Group Incorporated*<F7>                             $13,250
                                                              -------------
        COMMERCIAL SERVICES- 8.2%
   100  FTI Consulting, Inc.*<F7>                                     1,700
   450  Labor Ready, Inc.*<F7>                                       13,584
   200  Outdoor Systems, Inc.*<F7>                                    5,600
   200  Syntel, Inc.*<F7>                                             6,250
   200  United Rentals, Inc.*<F7>                                     8,400
                                                              -------------
                                                                     35,534
                                                              -------------
        COMPUTER- INTEGRATED SYSTEMS- 6.5%
 1,000  Unisys Corporation*<F7>                                      28,250
                                                              -------------
        COMPUTER- NETWORKING PRODUCTS - 10.0%
   300  Ascend Communications, Inc.*<F7>                             14,869
   500  FORE Systems, Inc.*<F7>                                      13,250
 1,200  Novell, Inc.*<F7>                                            15,300
                                                              -------------
                                                                     43,419
                                                              -------------
        COMPUTER SOFTWARE- DESKTOP- 6.5%
   700  Avant! Corporation*<F7>                                      17,325
   100  Microsoft Corporation*<F7>                                   10,837
                                                              -------------
                                                                     28,162
                                                              -------------
        COMPUTER SOFTWARE- ENTERPRISE- 4.5%
   500  Legato Systems, Inc.*<F7>                                    19,500
                                                              -------------
        COMPUTER SOFTWARE- FINANCIAL- 2.7%
   500  Timberline Software Corporation                              11,781
                                                              -------------
        COMPUTER SOFTWARE- INTERNET- 14.7%
   200  America Online, Inc.*<F7>                                    21,200
   400  Netscape Communications Corporation*<F7>                     10,825
   200  Yahoo! Inc.*<F7>                                             31,500
                                                              -------------
                                                                     63,525
                                                              -------------
        ELECTRONICS- SEMICONDUCTOR MANUFACTURING- 3.9%
   100  PMC- Sierra, Inc.*<F7>                                        4,688
   200  Rambus Inc.*<F7>                                             12,230
                                                              -------------
                                                                     16,918
                                                              -------------
        ENERGY- 1.5%
   300  KTI, Inc.*<F7>                                                6,488
                                                              -------------
        HEALTH CARE- 7.2%
 1,000  CardioVascular Dynamics, Inc.*<F7>                            5,563
   200  Immune Response Corporation*<F7>                              3,000
   200  Medco Research, Inc.*<F7>                                     5,100
   600  MedQuist Inc.*<F7>                                           17,325
                                                              -------------
                                                                     30,988
                                                              -------------
        MACHINERY- 4.2%
   500  Gencor Industries, Inc.                                      10,062
   400  JLG Industries, Inc.                                          8,100
                                                              -------------
                                                                     18,162
                                                              -------------
        RETAIL- 13.6%
   900  Kmart Corporation*<F7>                                       17,325
   700  Rent-Way, Inc.*<F7>                                          21,350
   300  Rite Aid Corporation                                         11,269
   600  Stride Rite Corporation                                       9,038
                                                              -------------
                                                                     58,982
                                                              -------------
        TELECOMMUNICATION- EQUIPMENT- 4.8%
   100  Advanced Fibre Communications, Inc.*<F7>                      4,006
   200  Lucent Technologies Inc.                                     16,637
                                                              -------------
                                                                     20,643
                                                              -------------

        TOTAL COMMON STOCKS (Cost of $351,560)                      395,602
                                                              -------------
        ----------------------------------------------------
        SHORT-TERM INVESTMENTS - 10.3%
        ----------------------------------------------------
Principal
 Amount
---------
           VARIABLE RATE DEMAND NOTES - 10.3%
$ 19,000   General Mills, Inc.                                       19,000
  19,000   Johnson Controls, Inc.                                    19,000
   6,610   Pitney Bowes, Inc.                                         6,610
                                                              -------------
                                                                     44,610
                                                              -------------
           TOTAL SHORT-TERM INVESTMENTS (Cost of $44,610)            44,610
                                                              -------------
           TOTAL INVESTMENTS - 101.7% (Cost of $396,170)            440,212
                                                              -------------
           Liabilities in Excess of Other Assets - (1.7%)            (7,202)
                                                              -------------

           TOTAL NET ASSETS - 100.0%                               $433,010
                                                              -------------
                                                              -------------
*<F7> Non-income producing security.

See Notes to the Financial Statements.

THE THURLOW GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
June 30, 1998

1.  ORGANIZATION

The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, diversified management investment company under the Investment Company Act of 1940. The Company presently consists of one diversified investment portfolio, The Thurlow Growth Fund (the "Fund"). The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective. Thomas F. Thurlow and Thomas N. Thurlow held 10,069 shares of the Fund's capital stock at $10 per share on July 28, 1997. The Fund commenced operations on August 8,1997.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $26,399, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.


a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.

b) Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies in the current and future years.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of the Fund's net realized capital gains, if any, will be declared at least annually.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period August 8, 1997 through June 30, 1998, were $1,486,110 and $1,070,388, respectively. There were no purchases or sales of long-term U.S. Government securities.

At June 30, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

          Appreciation                 $    49,664
         (Depreciation)                     (6,528)
                                       -----------
          Net appreciation
             on investments            $    43,136
                                       -----------
                                       -----------

At June 30, 1998, the cost of investments for federal income tax purposes was $397,076.

At June 30, 1998, the Fund had accumulated net realized capital loss carryovers of $24,239 expiring in 2006. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. In addition, the Fund realized, on a tax basis, post-October losses of $39,017 which are not recognized for tax purposes until the first day of the following fiscal year.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

The Fund has adopted a written plan of distribution (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments in connection with the distribution of shares at an annual rate of up to 0.25% of the Fund's average daily net assets.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.95% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund for the amount of such excess. Accordingly, for the period ended June 30, 1998, the Adviser was obligated to reimburse the Fund $108,421. At June 30, 1998, the outstanding reimbursement due from the Adviser was $23,844.

5.  INVESTMENTS IN OPTIONS

As allowed in the Fund's prospectus, subsequent to June 30, 1998, the Fund began investing in options.

THE THURLOW GROWTH FUND
REPORT OF INDEPENDENT PUBLIC ACCOUNANTS
June 30, 1998

To the Shareholders and Board of Directors of The Thurlow Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of The Thurlow Funds, Inc. (a Maryland corporation which includes the Thurlow Growth
Fund), including the schedule of investments as of June 30, 1998, and the related statements of operations and changes in net assets from August 8, 1997 (commencement of operations) through June 30, 1998, and the financial highlights for the period from August 8, 1997 (commencement of operations) through June 30, 1998. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the depositories, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thurlow Funds, Inc. as of June 30, 1998, and the results of its operations and changes in its net assets for the period from August 8, 1997 (commencement of operations) through June 30, 1998, and its financial highlights for the period from August 8, 1997 (commencement of operations) through June 30, 1998, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Milwaukee, Wisconsin
July 17, 1998


                               INVESTMENT ADVISER
                        Thurlow Capital Management, Inc.
                                 P.O. Box 50427
                           Palo Alto, CA  94303-0427

                     ADMINISTRATOR, DIVIDEND PAYING AGENT,
                         SHAREHOLDERS' SERVICING AGENT,
                          CUSTODIAN AND TRANSFER AGENT
                             Firstar Trust Company
                              Mutual Fund Services
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                    COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                           Milwaukee, WI  53202-5367

                              INDEPENDENT AUDITORS
                              Arthur Andersen LLP
                           100 East Wisconsin Avenue
                           Milwaukee, WI  53201-1215

                                   DIRECTORS
                               Thomas F. Thurlow
                                 Martina Hearn
                                Natasha L. McRee
                             Stephanie E. Rosendahl
                                 R. Clint McRee